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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2010

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are not based on historical facts and are “forward-looking statements” within the meaning of Section 21A of the Securities Exchange Act of 1934. Forward-looking statements which are based on various assumptions (some of which are beyond the Company’s control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may likely result,” “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of these terms. Actual results could differ materially from those set forth in forward-looking statements, due to a variety of factors, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset/liability management, change in the financial and securities markets, including changes with respect to the market value of our financial assets, the availability of and costs associated with sources of liquidity, and the ability of the Company to resolve or dispose of problem loans. The Company undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

Item 2.02             Results of Operations and Financial Condition

On January 20, 2010, Registrant issued a press release announcing that it expects to report a material loss for the quarter ended December 31, 2009.  The press release is furnished herewith as Exhibit No. 99.

Item 7.01.            Regulation FD Disclosure.

See disclosure under Item 2.02.

Item 9.01.            Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Press Release dated January 20, 2010, announcing Registrant’s expectation of a material loss for the quarter ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MBT FINANCIAL CORP.

Date: January 20, 2010	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press Release dated January 20, 2010, announcing Registrant’s expectation of a material loss for the quarter ended December 31, 2009.